Accounts Receivable, Net	12 Months Ended
Sep. 30, 2021
Receivables [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 3 — ACCOUNTS RECEIVABLE, NET

Accounts receivable consists of the following:

	September 30, 2021	September 30, 2020
Accounts receivable	$16,020,269	$11,511,769
Less: allowance for doubtful accounts	(446,527)	(639,991)
Accounts receivable, net	$15,573,742	$10,871,778

The Company’s accounts receivable primarily includes balance due from customers when the Company’s pharmaceutical products are sold and delivered to customers. All of the Company’s accounts receivable balance at September 30, 2020 has been collected in fiscal year 2021. As of date of this report, approximately 75.4%, or $11.7 million, of the Company’s net account receivable balance at September 30, 2021 has been subsequently collected and the remaining balance is expected to be substantially collected before March 31, 2022.

The following table summarizes the Company’s accounts receivable and subsequent collection by aging bucket:

Accounts Receivable by aging bucket	Balance as of September 30, 2021	Subsequent collection	% of subsequent collection
Less than 3 months	$11,587,490	$7,991,589	69.0%
From 4 to 6 months	3,922,226	3,541,960	90.3%
From 7 to 9 months	356,267	199,853	56.1%
From 10 to 12 months	66,124	5,193	7.9%
Over 1 year	88,162	584	0.7%
Total gross accounts receivable	16,020,269	11,739,179	73.3%
Allowance for doubtful accounts	(446,527)	-	-
Accounts Receivable, net	$15,573,742	$11,739,179	75.4%

Allowance for doubtful accounts movement is as follows:

	September 30, 2021	September 30, 2020
Beginning balance	$639,991	$517,754
Additions	-	93,907
Bad debt recovery	(225,660)	-
Foreign currency translation adjustments	32,196	28,330
Ending balance	$446,527	$639,991